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                                                                    EXHIBIT 1.01


                            Excel Realty Trust, Inc.

                                2,600,000 Shares1

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                               December 12, 1996

PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         Excel Realty Trust, Inc., a Maryland corporation (the "Company"), hereby confirms its agreement with you (the "Underwriter").

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriter an aggregate of 2,600,000 shares (the "Firm Securities") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). The Company also proposes to issue and sell to the Underwriter not more than 390,000 additional shares of Common Stock if requested by the Underwriter as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriter pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form (File No. 33- 59195) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434

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1        Plus an option to purchase from Excel Realty Trust, Inc. up to 390,000 additional shares to cover over-allotments.
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under the Act, a Term Sheet (as hereinafter defined) relating to the Securities that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rule 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Underwriter prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriter prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (A) all financial schedules and exhibits thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rule 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means:

         (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the preliminary Prospectus identified therein that such Term Sheet supplements;

         (B) if the Company does not rely on Rule 434 under the Act, the prospectus relating to the Securities first filed with the Commission pursuant to Rule 424(b) under the Act; or


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         (C)      if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of clauses (A), (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission.

         (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules

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434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein.

         (c) If the Company has elected to rely on Rule 462(b), (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

         (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (e) Each subsidiary (which term, as used in this Agreement, includes corporations, limited and general partnerships, joint ventures and other entities) of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; except as otherwise stated in the Prospectus and

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any Integrated Prospectus (or, if the Prospectus and any required Integrated
Prospectus are not in existence, the most recent Preliminary Prospectus), all of the issued and outstanding capital stock of or other ownership interests in each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or any of its subsidiaries and described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospects) and except that all of the partnership interests in EH Properties, L.P. owned by the Company have been pledged as security for borrowings under the Secured Revolving Credit Facility from The First National Bank of Boston described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (f) Each of the partnership and joint venture agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and the execution, delivery and performance of any of such agreements by the Company or its subsidiaries, as applicable, did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws (or other organizational documents) of such party or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

         (g) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.


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         (h) The capital stock of the Company conforms to the description thereof contained in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.

         (i) Except as disclosed in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are not outstanding (i) securities, partnership interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or ownership interest in the subsidiaries, (ii) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or ownership interest or any such convertible or exchangeable securities, partnership interests or obligations, or (iii) obligations of the Company or any of its subsidiaries to issue any shares of capital stock or ownership interest, any such convertible or exchangeable securities, partnership interests or obligations, or any such warrants, rights or options.

         (j) The consolidated financial statements and schedules of the Company and its subsidiaries included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and the consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus), the information included therein.

         (k) Coopers & Lybrand LLP, who have certified certain financial statements of the Company and the consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

         (l) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company.


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         (m) No legal or governmental proceedings are pending to which the
Company or or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or each of the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and, to the knowledge of the Company, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

         (n) The issuance, offering and sale of the Securities to the Underwriter by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws or real estate syndication laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents (or other formation documents) or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

         (o) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus or any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries, considered as one enterprise, has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or, to the Company's knowledge, any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company or any of its subsidiaries, considered as one enterprise, except in each case as described in or contemplated by the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus.


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
         (p) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (q) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

         (r) Subsequent to the respective dates as of which information is given in the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries, considered as one enterprise, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, ownership interest, short-term debt or long-term debt of the Company and the consolidated subsidiaries, considered as one enterprise, except in each case as described in or contemplated by the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (s) The Company and its subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or its subsidiaries, and any real property and buildings held under lease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries, in each case except as described in or contemplated by the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (t) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and

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customary in the businesses in which they are engaged; and neither the Company nor its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries considered as one enterprise, except as described in or contemplated by the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (u) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses described in the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), other than those the failure to possess or own would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries considered as one enterprise, and neither the Company nor its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries considered as one enterprise, except as described in or contemplated by the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (v) Except as otherwise disclosed in the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), the Company has no knowledge of: (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by the Company or any of its subsidiaries, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or from any such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Company or its subsidiaries, the Company has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials that could have a material

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adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         (w) The Company is not an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and this transaction will not cause the Company to become an investment company subject to registration under the Investment Company Act.

         (x) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Registration Statement and each of the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

         (y) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (z) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether any action or by failure to act, which would cause the loss of such qualification.

         (aa) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, an Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after

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the date the Registration Statement becomes or has become effective with the
Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (ab) Commencing with the Company's taxable year beginning January 1, 1993, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Code and the rules and regulations thereunder and the Company's method of operation enables it to meet the requirements for taxation as a real estate investment trust under the Code for the taxable year in which sales of the Securities are to occur.

         (ac) The Securities have been approved for listing upon official notice of issuance on the New York Stock Exchange.

         3.       Purchase, Sale and Delivery of the Securities.

         (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of $21.955 per share, the number of Firm Securities set forth in Section 1 hereto. One or more certificates in definitive form for the Firm Securities that the Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriter requests upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 9:30 A.M., New York time, on December 18, 1996, or at such other place, time or date as the Underwriter and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Underwriter at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the Underwriter an option to purchase the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend" an amount equal to the dividend payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriter shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Underwriter may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate principal amount of Option Securities as to which the Underwriter is then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Underwriter but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Underwriter and the Company may agree upon, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to the Underwriter, and, subject to the terms and conditions herein set forth, the Underwriter shall become obligated to purchase from the Company, the total number of the Option Securities as to which the Underwriter is then exercising the option. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

         (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriter of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriter indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriter wires funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriter executes and delivers a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the wired funds and shall return the wired funds to the Underwriter as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company to the Underwriter on the same day the wired funds were received by the Company, the Company agrees to pay to the Underwriter in respect of each day the wired funds are not returned by it, in same-day funds, interest on the amount of such wired funds in an amount representing the Underwriter's cost of financing as reasonably determined by the Underwriter.

                  4. Offering by the Underwriter. Upon the authorization of the release of the Firm Securities, the Underwriter proposes to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

                  5. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the prospectus or the amendment referred to in the third sentence of Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement relating to the sale of the Securities or any Rule 462(b) Registration Statement of which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon the reasonable request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto relating to the sale of the Securities has been filed or declared effective or the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

         (b) The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement relating to the sale of the Securities or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus and any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

         (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities, blue sky or real estate syndication laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

         (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriter thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

         (e) The Company will, without charge, provide (i) to the Underwriter and to counsel for the Underwriter two copies of the signed copy of the registration statement originally filed with respect to the Securities or any Rule 462(b) Registration Statement and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Underwriter may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 AM, New York City time on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 AM, New York City time, on such date, will deliver to the Underwriter, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

         (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Underwriter a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

         (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

         (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 45 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of stock options granted pursuant to the Company's employee and director stock option plans, or issuances pursuant to the Company's dividend reinvestment plan or pursuant to the Company's employee benefit plans, or issuances pursuant to the exchange of limited partnership units in Excel Realty Partners, L.P.

         (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (j) The Company will obtain the agreements described in Section 7(i) hereof prior to the Firm Closing Date.

         (k) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (l) The Company will use its best efforts to cause the Securities to be duly authorized for listing by the New York Stock Exchange prior to the Firm Closing Date.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriter of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriter of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriter relating thereto, (vi) the filing fees of the Commission (and the National Association of Securities Dealers, Inc.) relating to the Securities, (vii) the listing of the Securities on the New York Stock Exchange, and (viii) meetings with prospective investors in the Securities (other than shall have been specifically approved by the Underwriter). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to the Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Firm Securities shall be subject, in the Underwriter's sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

         (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Underwriter; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

         (b) The Underwriter shall have received an opinion, dated the Firm Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

                  (i) This Agreement has been duly executed and delivered by the Company.

                  (ii) The Registration Statement is effective under the Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission.

                  (iii) The Registration Statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement and the Prospectus and any Integrated Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the regulations thereunder; if applicable, the Rule 434 Prospectus conforms to the requirements of Rule 434 under the Act; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus or any Integrated Prospectus; and it being understood, further, that in passing upon the compliance as to form of the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus or Rule 434 Prospectus, as applicable, such counsel may assume that the statements made therein are correct and complete.

                  (iv) Each document filed pursuant to the Exchange Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus or any Integrated Prospectus complied when so filed as to form in all material respects with the Exchange Act and the regulations thereunder. In passing upon compliance as to form of such documents, such counsel may assume that the statements made therein are correct and complete.

                  (v) No authorization, approval, permit or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act and state securities laws or real estate syndication laws.

                  (vi) Neither the Company nor any of its subsidiaries is required to be registered under the Investment Company Act.

                  (vii) Each of the partnership agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus or any Integrated Prospectus, has been duly executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable against such party in accordance with its terms.

                  (viii) Each subsidiary (which term, as used in such opinion, shall be defined to include corporations, material limited and general partnerships relating to real property described in the Prospectus or any Integrated Prospectus and other entities) of the Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or any Integrated Prospectus; except as otherwise stated in the Prospectus or any Integrated Prospectus, all of the issued and outstanding capital stock of or limited partnership interests in each such subsidiary which is a corporation or a limited partnership have been duly authorized and validly issued and are fully paid and non- assessable.

                  (ix) Commencing with the Company's taxable year beginning January 1, 1993, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust", and its method of operation enables it to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code, provided that such counsel's opinion as to this matter may be conditioned upon certain representations as to factual matters made by the Company to such counsel as described therein.

                  (x) The statements set forth (a) in the Prospectus under the caption "Certain Federal Income Tax Considerations to the Company of its REIT Election" and (b) in the Prospectus Supplement under the caption "Certain Federal Income Tax Considerations to Holders of Common Stock", to the extent such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by them and are correct in all material respects.

Such counsel shall also state that no facts have come to their attention which would cause them to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         References to the Registration Statement and the Prospectus and any Integrated Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

         (c) The Underwriter shall have received an opinion, dated the Firm Closing Date, of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

                  (ii) The Company has corporate power to own, lease and operate its current properties, to conduct its current business substantially as described in the Prospectus and to enter into and perform its obligations under this Agreement.

                  (iii) The authorized, issued and outstanding capital stock of the Company is in all material respects as set forth in the Prospectus or any Integrated

                           Prospectus (as of the date set forth therein) under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, employee and director stock option plans, or upon the exercise of options, warrants or convertible debt securities referred to in the Prospectus or any Integrated Prospectus) and such shares of stock have been duly authorized and validly issued and are fully paid and non-assessable.

                  (iv) The Securities have been duly and validly authorized by all necessary corporate action on the part of the Company and have been duly authorized for issuance and sale pursuant to this Agreement; and the Securities, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to preemptive or other similar rights arising under the Charter or Bylaws of the Company, or under the Maryland General Corporation Law ("MGCL").

                  (v) The execution and delivery on behalf of the Company of this Agreement has been duly authorized by the Company, and the person(s) executing this Agreement on behalf of the Company have been duly authorized to do so.

                  (vi) The Securities conform in all material respects to the descriptions thereof contained in the Prospectus, insofar as such descriptions relate to the Charter or Bylaws of the Company or issues arising under the MGCL, and the form of certificate used to evidence the Securities is in due and proper form and complies in all material respects with all applicable statutory requirements under the MGCL.

                  (vii) The execution and delivery by the Company of each of the partnership agreements entered into by the Maryland corporation subsequent to the organization of the Company in the State of Maryland in May 1993 to which the Company or any of its subsidiaries organized under the laws of the State of Maryland is a party, and which relates to real property described in the Prospectus, has been duly authorized by such applicable party, and the person(s) executing each such agreement on behalf of such applicable party have been authorized to do so.

         (d) The Underwriter shall have received an opinion, dated the Firm Closing Date, of S. Eric Ottesen, Esq., counsel for the Company, to the effect that:

                  (i) To the best of his knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the Company owns or leases real property, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (ii) To the best of his knowledge and information, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the property or assets of the Company or its subsidiaries is the subject which are not described in the Prospectus or any Integrated Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                  (iii) To the best of his knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and, to the best of his knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (iv) To the best of his knowledge and information, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                  (v) To the best of his knowledge and information, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

                  (vi) To the best of his knowledge and information, except as otherwise stated in the Prospectus or any Integrated Prospectus and except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise: (a) all of the issued and outstanding capital stock of each corporate subsidiary of the Company are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and (b) all of the Company's ownership interests in each partnership subsidiary of the Company are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except that all of the partnership interests in EH Properties, L.P. owned by the Company have been pledged as security for borrowings under the Secured Revolving Credit Facility from The First National Bank of Boston described in the Prospectus.

                  (vii) The execution, delivery and performance of any of the partnership agreements to which the Company or any of its subsidiaries is a party, and which relates to real property described in the Prospectus, did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the charter or by-laws of the Company or any of its subsidiaries, as applicable, or any material contract, lease or other instrument to which such party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court decree.

                  (viii) The Company and/or its respective subsidiaries hold title to the properties and assets described in the Prospectus or any Integrated Prospectus, subject only to the liens and encumbrances securing indebtedness reflected in the Prospectus or any Integrated Prospectus and such other liens, encumbrances and matters of record which do not materially and adversely affect the value of such properties and assets considered in the aggregate.

                  (ix) To the best of his knowledge and information, each subsidiary (which term, as used in such opinion, shall be defined to include corporations, material limited and general partnerships and other entities) is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

Such counsel shall also state that no facts have come to his attention which would cause him to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any Integrated Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         References to the Registration Statement and the Prospectus and any Integrated Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

         (e) The Underwriter shall have received an opinion, dated the Firm Closing Date, of Brown & Wood LLP, counsel for the Underwriter, with respect to the issuance and sale of the Firm Securities, the Registration Statement, the Prospectus or any Integrated Prospectus, and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters governed by the laws of the State of Maryland on Ballard Spahr Andrews & Ingersoll.

         (f) The Underwriter shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to you, from Coopers & Lybrand LLP, independent public accountants, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder; (ii) it is their opinion that the consolidated financial statements and financial statement schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the applicable rules and regulations thereunder; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures, nothing has come to their attention which causes them to believe (A) that any material modifications should be made to the unaudited condensed financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles or that such unaudited financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the regulations thereunder, (B) the unaudited financial data of the Company in the Registration Statement and the Prospectus or any Integrated Prospectus under the caption "Selected Financial Data" was not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus or any Integrated Prospectus, or (C) at a specified date not more than three days prior to the date of this Agreement, there has been any change in the capital stock of the Company or in the consolidated mortgages payable or notes payable of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets of the Company, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or any Integrated Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus or any Integrated Prospectus to a specified date not more than three days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, operating income, funds from operations, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus or any Integrated Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus or any Integrated Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  In the event that the letters referred to above set forth any such changes decreases or increases, it shall be a further condition to the obligations of the Underwriter that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriter deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Underwriter, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus and any Integrated Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (g) The Underwriter shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission;

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus, neither the Company nor its subsidiaries considered as one enterprise has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or its subsidiaries considered as one enterprise, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus; and

                  (iv) all filings required to have been made pursuant to Rules 424 or 430A under the Act have been made.

         (h) The Underwriter shall have received from each person who is an officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 30 days after the date of this Agreement.

         (i) On or before the Firm Closing Date, the Underwriter and counsel for the Underwriter shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

         (j) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter and counsel for the Underwriter. The Company shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriter and counsel for the Underwriter shall reasonably request.

         The obligation of the Underwriter to purchase and pay for any Option Securities shall be subject, in its discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or
                           (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and provided further, that with respect to any Preliminary Prospectus, such indemnity shall not inure to the benefit of the Underwriter (or the benefit of any person controlling the Underwriter) if the person asserting any such losses, claims, damages or liabilities purchased the Securities which are the subject thereof from the Underwriter and if such person was not sent or given a copy of the Prospectus at or prior to confirmation of the sale of such Securities to such person in any case where such sending or giving is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus and the Prospectus was delivered to the Underwriter a reasonable amount of time prior to the date of delivery of such confirmation. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) The Underwriter will indemnity and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

         (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriter shall not be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by the Underwriter under this Agreement, less the aggregate amount of any damages that the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         10. Termination. (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Underwriter by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company or any of its subsidiaries considered as one enterprise shall have, in the sole judgment of the Underwriter, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries considered as one enterprise, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on either exchange;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

         11. Information Supplied by the Underwriter. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriter to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriter confirms that such statements (to such extent) are correct.

         12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the

Company at 16955 Via Del Campo, Suite 110, San Diego, California 92127,
Attention: Gary Sabin, President.

         13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Underwriter, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriter contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriter shall be deemed a successor because of such purchase.

         14. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and the Underwriter.


                                            Very truly yours,

                                            EXCEL REALTY TRUST, INC.



                                            By: /s/ Gary Sabin
                                                ________________________________
                                                Name: Gary Sabin
                                                Title: President



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


PRUDENTIAL SECURITIES INCORPORATED



         By: /s/ Jean-Claude Canfin
             __________________________
                  Jean-Claude Canfin
                  Director